September 2008

 Except for the statements of historical fact, this presentation may contain forward-looking statements that involve risks and uncertainties some of which are detailed from time to time in documents filed by the Company with the
 SEC. Those risks and uncertainties include, but are not limited to: changes in demand, prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets the Company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the Company’s growth strategy; and customer demand and response to products and services offered by the Company. The Company can give no assurance that such forward-looking statements will prove to be correct. We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

 AZZ is a specialty electrical equipment
 manufacturer serving the global markets of power
 generation, transmission, distribution and
 industrial as well as a leading provider of hot dip
 galvanizing services to the steel fabrication
 market nationwide.
Company Overview

Total Company
Sales By Segment
42%
44%
58%
56%
FY2007
$260.3
(in millions)
FY2008
$320.2
(in millions)
Projected
FY2009
$420 to $430
(in millions)
45%
55%
Galvanizing
Electrical and Industrial

FUNDAMENTALS

Industrial
Transmission & Distribution
Power Generation
6%
28%
66%
13%
28%
59%
13%
29%
58%

Total Company
Sales By Market Segment
FY2007
$260.3
(in millions)
FY2008
$320.2
(in millions)
Projected
FY2009
$420 to $430
(in millions)

AZZ incorporated
FUNDAMENTALS

82
81
80
79
78
77
76
75
74
73
76.0
76.6
77.2
77.4
78.6
78.7
79.0
79.7
79.9
80.3
81.1
79.8
80.1
80.4
79.8
78.4
77.5
76.6
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Quarter Ending

Industrial Utilization
Federal Reserve Statistical Release

AZZ Incorporated
FUNDAMENTALS

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

Electrical and Industrial Products

AZZ Incorporated
FUNDAMENTALS

Industrial
Transmission & Distribution
Power Generation
11%
40%
49%
20%
38%
42%
20%
29%
51%

Electrical and Industrial Products
FY2007
$150.3
(in millions)
FY2008
$179.1
(in millions)
Projected
FY2009
$230 to $235
(in millions)

AZZ Incorporated
FUNDAMENTALS

Fuel
Power Plant
GENERATION

Power Generation

Power Transmission

AZZ incorporated
FUNDAMENTALS

Power Lines
DISTRIBUTION

Power Distribution

Industrial / Commercial

FUNDAMENTALS

$250
$200
$150
$100
$50
$0
$85
$78
$66
$60
$49
$46
$49
$53
$53
$52
$54
$60
$65
$65
$77
$83
$74
$92
$99
$101
$121
$145
$149
$147
$135
$142
$191
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08

Backlog
($ In Millions)

	Fiscal 2007	Fiscal 2008	1st Qtr 2009	2nd Qtr 2009
Beginning Backlog	$73.8	$120.7	$134.9	$141.8
Bookings	$307.2	$334.4	$106.8	$139.0
Acquired Backlog	-	-	-	$13.2
Shipments	$260.3	$320.2	$99.9	$103.2
Ending Backlog	$120.7	$134.9	$141.8	$190.8
Book to Ship Ratio	118%	104%	107%	135%
Backlog
($ In Millions)

Galvanizing Services

AZZ Incorporated
FUNDAMENTALS

AZTEC
GALVANIZING SERVICES

Application: “After-fabrication”
steel corrosion protection
Locations: 20 facilities in 11 states

24%
21%
29%
5%
21%
Electrical & Telecommunications
OEM's
Industrial
Bridge & Highway
Petrochemical

Galvanizing Services

AZZ incorporated

FUNDAMENTALS

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$152.4
$187.2
$260.3
$320.2
2005
2006
2007
2008
2009
Fiscal Year
Actual
Projected

Consolidated Net Sales
($ In Millions)
$420
to $430

FUNDAMENTALS

$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$157.0
$203.2
YTD 8/31/07
YTD 8/31/08

Consolidated Net Sales
First Six Months FY09
($ In Millions)

AZZ incorporated
FUNDAMENTALS

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.44
$0.69
$1.82
$2.26
$3.25 to
$3.35
2005
2006
2007
2008
2009
Fiscal year
Actual
Projected

Earnings Per Share
(Fully Diluted)

FUNDAMENTALS

$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.01
$1.74
YTD 8/31/07
YTD 8/31/08

Earnings Per Share
First Six Months FY09
(Fully Diluted)

AZZ incorporated
FUNDAMENTALS

Electrical and Industrial Products
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.2%
9.2%
14.2%
16.3%
17%
2005 2006 2007 2008 2009
Actual
Projected

Galvanizing Services
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.4%
20%
29%
24.9%
26.5%
2005 2006 2007 2008 2009
Actual
Projected

Operating Margins

FUNDAMENTALS

20.0%
15.0%
10.0%
5.0%
0.0%
16.6%
17.0%
YTD 8/31/07
YTD 8/31/08

Galvanizing Services

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
25.1%
29.0%
YTD 8/31/07
YTD 8/31/08

Operating Margins
First Six Months FY09
Electrical and Industrial
Products

AZZ incorporated
FUNDAMENTALS

$85.0
$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
2003
2004
2005
2006
2007
2008
2009
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA

Cash Provided By Operations/
EBITDA/Free Cash Flow
($ In Millions)
Projected

FUNDAMENTALS

Debt
Debt to Equity Ratio
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002
2003
2004
2005
2006
2007
2008
2009

Total Bank Debt/ Long Term Debt to Equity
($ In Millions)
Projected Debt
Projected Debt to Equity Ratio
Fiscal Year

AZZ incorporated
FUNDAMENTALS

Capital Expenditures
Depreciation
Projected CE
Projected Depr.
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.6
$5.6
$6.6
$5.7
$11.4
$6.7
$9.9
$8.2
$12.5
2005
2006
2007
2008
Projected 2009

Capital Expenditures/Depreciation
($ In Millions)
$11.5

FUNDAMENTALS

Electrical and Industrial Products

30%
25%
20%
15%
10%
5%
0%
9%
14%
22%
26%
2005
2006
2007
2008

Galvanizing Services

50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
21.0%
27%
49%
46%
2005
2006
2007
2008

Return On Assets